UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 30, 2004



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                          ___________________________

Item 9. Regulation FD Disclosure.

On July 30, 2004, NIKE, Inc. issued the following press release which is furnished below:


                       FOR IMMEDIATE RELEASE

           INVESTOR CONTACT:                  MEDIA CONTACT:
           Fred Buonocore                     Joani Komlos
           503.671.6882                       503.671.2013


                 STATEMENT BY NIKE, INC. REGARDING
      UPDATED FUTURES INFORMATION IN FISCAL YEAR 2004 10-K

Beaverton, OR (July 30, 2004) NIKE, Inc. (NYSE: NKE) today filed its fiscal year 2004 Annual Report on Form 10-K, which includes an update to its previously released futures information.

The company reported that current futures orders for footwear and apparel scheduled for delivery from June through November 2004 were 11.3 percent higher than the same period last year. This growth was 60 basis points higher than the 10.7 percent growth for the period reported in Nike's fourth quarter and fiscal year 2004 earnings press release dated June 24, 2004.

The change versus what the company had previously reported is due to increased orders primarily in its U.S. and Asia Pacific regions. These changes reflect orders taken in the normal course of business subsequent to Nike's earnings announcement, which the company is obligated to update in its Form 10-K filing.


                             # # #

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NIKE, Inc.
                                 (Registrant)


Date:  July 30, 2004             /s/  Donald W. Blair
                                 ________________________
                                 By:  Donald W. Blair
                                      Chief Financial Officer